UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Large Cap Value Fund
(Institutional Class, Investor Class and Investor II Class)
Annual Report
December 31, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Putnam Investment Management, LLC (“Putnam”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Fund Performance
For the twelve-month period ended December 31, 2020, the Fund (Investor Class shares) returned 3.71%, relative to a 2.80% return for the Russell 1000® Value Index, the Fund’s benchmark index.
Putnam Commentary
It was a tail of two markets in 2020. Despite the severe start to the period, all three major U.S. indexes posted gains for the year. The first quarter of 2020 was dominated by the Covid-19 pandemic, which pushed the United States closer to a recession while all three major equity indexes posted double-digit losses. Following the severe declines in the first quarter, equity markets saw a strong recovery. In the second quarter, U.S. stocks posted their best quarterly performance in some 20 years, capping off three months of volatility. In the second half of the year, despite ongoing uncertainty around the economic recovery and the trajectory of the Covid-19 pandemic, U.S. equities continued their upward trend. Technology stocks rallied through the summer as some of the country’s largest companies released better-than-expected earnings reports. The year finished off with a volatile fourth quarter as U.S. stocks posted gains despite surging Covid-19 cases and uncertainty surrounding a pandemic relief bill and the U.S. elections.
During this period, the Putnam sub-advised portion of the Fund outperformed its benchmark index. This can be attributed to the solid relative performance of the strategy during the volatile first quarter of 2020 as well as strong stock selections throughout the year as markets recovered. A key component of our investment process has always been rigorous risk control. Another key strategy, which was very important in volatile markets, is portfolio construction. We had a balanced portfolio throughout the course of 2020 that was focused on the fundamentals of individual businesses rather than on macroeconomic or sector trends.
Stock selection accounted for over 75% of the relative outperformance. Sector allocation also had a positive impact. Selections within information technology, materials, consumer staples, communication services and consumer discretionary proved most beneficial. Our modest overweight to the information technology (+2%) and healthcare (+2%) sectors also contributed positively. Positions within financials and energy lagged.
Top contributors to relative performance included out-of-benchmark positions in Microsoft (information technology), Apple (information technology), Qualcomm (information technology) and BJ’s Wholesale Club (consumer staples). Overweights to Freeport-McMoRan (materials), United Rentals (industrials), Albemarle (materials) and Kroger (consumer staples) also added favorably.
Overweights to Assured Guaranty (financials), to Citigroup (financials), ConocoPhillips (energy) and ONEOK (energy) were among the top detractors. Our out-of-benchmark positions in BP (energy) also hurt.
The portfolio is a broadly diversified, large-cap equity strategy that seeks companies with underappreciated fundamentals and the income potential from growing dividends to pursue returns for investors. Our bottom-up, relative value approach to investing has not changed. Leveraging both fundamental and quantitative tools allows us to differentiate between cheap and undervalued. To do this, we assess the equity universe daily across both growth and value styles. We combine a six-factor quantitative model with classic fundamental research. Defining relative value in this way keeps us on top of the changing market and brings us to places beyond traditional value.
The news of an effective Covid-19 vaccine had a profound effect on investor sentiment. Suddenly, the idea of leaving our homes for shopping, dining, travel, and entertainment felt like a distinct possibility. While the pandemic has been a financial hardship for many, there are also many households that have built up significant savings in 2020. As we enter 2021, we see considerable demand for leisure spending as well as more assets in savings accounts that are ready to be deployed.
There will be debate over whether multiple waves of the Covid-19 pandemic will result in more permanent economic damage. So far, the market has looked fully past that, anticipating a return to normal in the second half or final quarter of 2021. We have the prospect of herd immunity, pent-up demand from consumers who are eager to go out and spend their savings, and the potential for more fiscal stimulus for those who are struggling.
Rather than trying to predict the next headline and the market reactions to it, we continue to focus on longer-term trends. We are working to determine which changes are temporary and which may be permanent and to take advantage of mispricings across all sectors. Our goal, as always, is to prepare for a range of scenarios with a balanced structure for the portfolio. We plan to maintain a mix of cyclical and defensive holdings, investing in our best ideas with a focus on the fundamentals of the businesses.
By sector, we remain within +/-5% of benchmark weight. Currently, the largest overweight relative to the benchmark index is to the materials, energy, and healthcare sectors. Our largest absolute position is to the financial sector (this is in line with the benchmark index), and we are notably overweight the banks. Communication services, industrials, and real estate sectors are most underweight at this time.
T. Rowe Price Commentary
Performance: The portion of the Fund sub-advised by T. Rowe Price posted positive results but underperformed its benchmark index, for the one-year period ended December 31, 2020. Health care, consumer staples, and industrials and business services were the largest detractors from relative results, while information technology and energy contributed the most.
Market Environment: The Russell 1000 Value Index posted a positive return during the one-year period ended December 31, 2020. As measured by various Russell indexes, large-caps outperformed small- and mid-cap shares, while growth stocks outperformed value stocks across all market capitalizations.
Within the Russell 1000 Value Index, the majority of the sectors posted positive returns. Materials, health care, and industrials and business services were the top-performing sectors over the period, while energy and real estate performed the worst.
Portfolio Review: Stock selection in the health care sector detracted from relative results. CVS Health traded lower throughout the year amid short-term concerns over a potential decline in demand due to coronavirus lockdowns.
Weak stock choices in the consumer staples sector also hindered relative returns. During the first half of the year, shares of Tyson Foods lagged the broader market as the company grappled with uncertainty stemming from the coronavirus outbreak and a shift from commercial to residential consumption. Additionally, shares were pressured due to reports of coronavirus outbreaks at numerous plants. In the fourth quarter, the company came under fire after reports surfaced of management’s actions related to the coronavirus.
Within industrials and business services, stock choices and an unfavorable overweight allocation detracted from relative performance. Despite finishing lower for the one-year period, shares of Boeing significantly rebounded from March lows. Boeing shares began trending upward late in the first half of the year as airlines began rescheduling more flights. Additionally, late in the fourth quarter, shares trended upward following the recertification of the 737 MAX but ultimately remained well below the level we saw early in the year.
In contrast, stock selection in information technology contributed to relative returns for the twelve-month period. Shares of Qualcomm regained from the first quarter sell-off and were up considerably for the one-year period, stemming from favorable earnings reports (which exceeded market expectations) and the unveiling of the company’s new Snapdragon 888 5G mobile platform.
Stock selection in energy also contributed to relative results, led by TC Energy. However, the impact was partially offset by an unfavorable overweight position in the sector.
Outlook: Given market performance in 2020, we are beginning to see signs of exuberance, with narrow leadership, high index concentration, and increased special purpose acquisition company and initial public offering activity. Considering this, we believe 2021 will present a stock pickers’ market, where more tempered returns may remind investors of the importance of dividends. Additionally, in the event of an economic recovery, this may be an environment where we could see inflation, as consumers and businesses have capital to deploy while household net worth is at an all-time high. Ultimately, there may be a recoupling between the market and the economy, which might benefit areas of the market that were left behind over the course of 2020.
The views and opinions in this report were current as of December 31, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Investor II Class and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2020 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)(b)
Institutional Class	4.05%	10.75%	7.98%
Investor Class	3.71%	10.38%	9.48%
Investor II Class	3.89%	N/A	8.99%
(a) Institutional Class inception date was May 1, 2015.
(b) Investor II Class inception date was October 25, 2019.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2020 (unaudited)
Sector	Percentage of Fund Investments
Financial	23.88%
Consumer, Non-cyclical	20.01
Industrial	10.48
Consumer, Cyclical	9.40
Technology	8.57
Utilities	7.07
Communications	6.73
Energy	6.03
Basic Materials	5.90
Government Money Market Mutual Funds	0.53
Short Term Investments	1.40
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20 – 12/31/20)
Institutional Class
Actual	$1,000.00	$1,225.40	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$3.10
Investor Class
Actual	$1,000.00	$1,224.20	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.88
Investor II Class
Actual	$1,000.00	$1,225.20	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.12
* Expenses are equal to the Fund's annualized expense ratio of 0.61% for the Institutional Class, 0.96% for the Investor Class and 0.81% for the Investor II Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Schedule of Investments
As of December 31, 2020
Principal Amount		Fair Value
CONVERTIBLE BONDS
Financial — 0.14%
$1,518,000	AXA SA(a) 7.25%, 05/15/2021	$ 1,729,571
TOTAL CONVERTIBLE BONDS — 0.14% (Cost $1,518,000)		$ 1,729,571
Shares
COMMON STOCK
Basic Materials — 5.97%
12,852	Akzo Nobel NV	1,379,456
59,900	Albemarle Corp	8,836,448
255,251	CF Industries Holdings Inc	9,880,766
170,113	Dow Inc	9,441,272
249,164	DuPont de Nemours Inc	17,718,052
554,900	Freeport-McMoRan Inc	14,438,498
209,136	International Paper Co	10,398,242
10,000	PPG Industries Inc	1,442,200
2,118	Sherwin-Williams Co	1,556,539
		75,091,473
Communications — 6.24%
64,572	AT&T Inc	1,857,091
18,277	Charter Communications Inc Class A(b)	12,091,149
372,644	Cisco Systems Inc	16,675,819
402,139	Comcast Corp Class A	21,072,084
147,706	Fox Corp Class B	4,265,749
420,259	News Corp Class A	7,552,054
48,700	T-Mobile US Inc(b)	6,567,195
36,696	Verizon Communications Inc	2,155,890
34,864	Walt Disney Co(b)	6,316,660
		78,553,691
Consumer, Cyclical — 9.11%
40,590	Alaska Air Group Inc	2,110,680
150,200	Aramark	5,779,696
206,391	BJ's Wholesale Club Holdings Inc(b)	7,694,256
3,700	Cummins Inc	840,270
308,497	General Motors Co	12,845,815
63,810	Hilton Worldwide Holdings Inc	7,099,501
23,899	Home Depot Inc	6,348,052
117,017	Kohl's Corp	4,761,422
104,403	Las Vegas Sands Corp	6,222,419
10,767	Magna International Inc	762,304
262,661	Mattel Inc(b)	4,583,434
4,400	McDonald's Corp	944,152
29,338	PACCAR Inc	2,531,283
157,359	PulteGroup Inc	6,785,320
248,914	Southwest Airlines Co	11,601,881
51,700	Target Corp	9,126,601
30,000	TJX Cos Inc	2,048,700
Shares		Fair Value
Consumer, Cyclical — (continued)
156,186	Walmart Inc	$ 22,514,212
		114,599,998
Consumer, Non-Cyclical — 19.69%
199,124	AbbVie Inc	21,336,137
29,000	Altria Group Inc	1,189,000
38,464	Amgen Inc	8,843,643
32,240	Anthem Inc	10,351,942
140,047	AstraZeneca PLC Sponsored ADR	7,000,949
73,000	Baxter International Inc	5,857,520
32,917	Becton Dickinson and Co	8,236,492
6,200	Biogen Inc(b)	1,518,132
26,155	Bunge Ltd	1,715,245
52,561	Cigna Corp	10,942,149
69,765	Coca-Cola Co	3,825,913
222,568	Conagra Brands Inc	8,070,316
116,743	CVS Health Corp	7,973,547
25,977	Danaher Corp	5,770,531
61,807	Eli Lilly and Co	10,435,494
45,989	Gilead Sciences Inc	2,679,319
110,213	GlaxoSmithKline PLC	2,016,377
33,800	GlaxoSmithKline PLC Sponsored ADR	1,243,840
142,527	Johnson & Johnson	22,430,899
148,181	Keurig Dr Pepper Inc	4,741,792
43,755	Kimberly-Clark Corp	5,899,487
87,254	Medtronic PLC	10,220,933
146,569	Merck & Co Inc	11,989,344
4,505	Mondelez International Inc Class A	263,407
220,089	Nielsen Holdings PLC	4,593,257
53,798	PepsiCo Inc	7,978,243
286,079	Pfizer Inc	10,530,568
130,623	Philip Morris International Inc	10,814,278
76,523	Procter & Gamble Co	10,647,410
10,100	Regeneron Pharmaceuticals Inc(b)	4,879,411
24,187	Sanofi	2,344,263
159,077	Tyson Foods Inc Class A	10,250,922
34,079	United Rentals Inc(b)	7,903,261
11,946	Viatris Inc(b)	223,868
19,784	Zimmer Biomet Holdings Inc	3,048,517
		247,766,406
Energy — 6.10%
956,262	BP PLC	3,299,173
15,726	Chevron Corp	1,328,061
218,321	ConocoPhillips	8,730,657
93,406	Enbridge Inc	2,988,058
224,026	Enterprise Products Partners LP	4,388,669
126,608	EOG Resources Inc	6,313,941
243,358	Exxon Mobil Corp	10,031,217
306,596	Halliburton Co	5,794,664
23,000	Hess Corp	1,214,170
49,087	Occidental Petroleum Corp	849,696

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Energy — (continued)
125,581	Targa Resources Corp	$ 3,312,827
115,402	TC Energy Corp	4,691,691
363,042	Total SE(c)	15,669,609
8,114	TOTAL SE Sponsored ADR	340,058
138,958	Valero Energy Corp	7,860,854
		76,813,345
Financial — 24.03%
449,013	American International Group Inc	16,999,632
27,777	American Tower Corp REIT	6,234,825
109,500	Apollo Global Management Inc	5,363,310
196,428	Assured Guaranty Ltd	6,185,518
236,877	AXA SA	5,680,830
728,961	Bank of America Corp	22,094,808
71,712	Boston Properties Inc REIT	6,778,935
44,714	Capital One Financial Corp	4,419,979
162,906	Charles Schwab Corp	8,640,534
91,082	Chubb Ltd	14,019,341
316,484	Citigroup Inc	19,514,403
192,876	Equitable Holdings Inc	4,935,697
115,699	Equity Residential REIT	6,858,637
328,876	Fifth Third Bancorp	9,067,111
75,629	Franklin Resources Inc	1,889,969
209,032	Gaming and Leisure Properties Inc REIT	8,862,957
47,235	Goldman Sachs Group Inc	12,456,342
208,639	JPMorgan Chase & Co	26,511,758
185,396	KeyCorp	3,042,348
189,133	Loews Corp	8,514,768
14,216	Marsh & McLennan Cos Inc	1,663,272
263,509	MetLife Inc	12,371,748
186,547	Morgan Stanley	12,784,066
105,002	PNC Financial Services Group Inc	15,645,298
292,535	Radian Group Inc	5,923,834
38,712	Raymond James Financial Inc	3,703,577
174,984	Rayonier Inc REIT	5,141,030
42,636	SL Green Realty Corp REIT	2,540,253
176,762	State Street Corp	12,864,738
575,153	Wells Fargo & Co	17,358,118
21,300	Welltower Inc REIT	1,376,406
346,316	Weyerhaeuser Co REIT	11,611,975
6,480	Willis Towers Watson PLC	1,365,206
		302,421,223
Industrial — 10.61%
36,366	Boeing Co	7,784,506
19,724	Caterpillar Inc	3,590,163
191,694	CRH PLC	8,152,041
56,538	Eaton Corp PLC	6,792,475
24,059	Emerson Electric Co	1,933,622
14,096	Flowserve Corp	519,438
57,449	Fortune Brands Home & Security Inc	4,924,528
Shares		Fair Value
Industrial — (continued)
1,642,426	General Electric Co	$ 17,738,201
26,219	Honeywell International Inc	5,576,781
219,581	Johnson Controls International PLC	10,230,279
47,631	L3Harris Technologies Inc	9,003,212
36,511	Northrop Grumman Corp	11,125,632
92,447	Raytheon Technologies Corp	6,610,885
22,088	Snap-on Inc	3,780,140
67,276	Stericycle Inc(b)	4,664,245
14,900	TE Connectivity Ltd	1,803,943
48,865	Union Pacific Corp	10,174,670
83,078	United Parcel Service Inc Class B	13,990,335
153,700	Vontier Corp(b)	5,133,580
		133,528,676
Technology — 8.67%
85,087	Activision Blizzard Inc	7,900,328
94,849	Applied Materials Inc	8,185,469
16,900	Citrix Systems Inc	2,198,690
84,603	Fidelity National Information Services Inc	11,967,940
129,626	Microsoft Corp	28,831,415
41,981	NXP Semiconductors NV	6,675,399
208,033	QUALCOMM Inc	31,691,747
71,487	Texas Instruments Inc	11,733,161
		109,184,149
Utilities — 6.45%
108,600	Ameren Corp	8,477,316
102,398	American Electric Power Co Inc	8,526,681
9,800	Duke Energy Corp	897,288
92,934	Edison International	5,838,114
241,348	Exelon Corp	10,189,713
56,751	NextEra Energy Inc	4,378,340
434,916	NiSource Inc	9,976,973
300,386	NRG Energy Inc	11,279,494
39,421	Sempra Energy	5,022,630
270,796	Southern Co	16,634,998
		81,221,547
TOTAL COMMON STOCK — 96.87% (Cost $952,538,449)		$1,219,180,508
CONVERTIBLE PREFERRED STOCK
Communications — 0.57%
5,936	2020 Cash Mandatory Exchangeable Trust 5.25%(a)	7,115,305

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Consumer, Non-Cyclical — 0.57%
48,638	Becton Dickinson and Co 6.00%(c)	$ 2,681,413
3,456	Danaher Corp 5.00%(c)	4,467,157
		7,148,570
Utilities — 0.70%
38,544	NextEra Energy Inc 5.28%	1,917,564
42,157	Sempra Energy(c)	$ 4,218,482
53,439	Southern Co 6.75%	2,730,733
		8,866,779
TOTAL CONVERTIBLE PREFERRED STOCK — 1.84% (Cost $20,655,932)		$ 23,130,654
PREFERRED STOCK
Consumer, Cyclical — 0.40%
27,275	Volkswagen AG	5,097,227
TOTAL PREFERRED STOCK — 0.40% (Cost $4,365,087)		$ 5,097,227
GOVERNMENT MONEY MARKET MUTUAL FUNDS
1,965,000	BlackRock FedFund Institutional Class(d), 0.00%(e)	1,965,000
2,785,000	Goldman Sachs Financial Square Government Fund Institutional Class(d), 0.02%(e)	2,785,000
1,965,000	JPMorgan U.S. Government Money Market Fund Capital Shares(d), 0.03%(e)	1,965,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.53% (Cost $6,715,000)		$ 6,715,000
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 1.42%
$5,828,185	Undivided interest of 10.44% in a repurchase agreement (principal amount/value $55,851,428 with a maturity value of $55,851,924) with RBC Capital Markets Corp, 0.08%, dated 12/31/20 to be repurchased at $5,828,185 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.00%, 1/5/21 - 12/20/50, with a value of $56,968,457.(d)	$ 5,828,185
5,828,185	Undivided interest of 10.70% in a repurchase agreement (principal amount/value $54,474,036 with a maturity value of $54,474,460) with Citigroup Global Markets Inc, 0.07%, dated 12/31/20 to be repurchased at $5,828,185 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 4.00%, 9/15/21 - 1/1/51, with a value of $55,563,519.(d)	5,828,185
5,765,311	Undivided interest of 11.35% in a repurchase agreement (principal amount/value $50,827,140 with a maturity value of $50,827,535) with Morgan Stanley & Co LLC, 0.07%, dated 12/31/20 to be repurchased at $5,765,311 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/4/21 - 12/20/50, with a value of $51,843,750.(d)	5,765,311

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Schedule of Investments
As of December 31, 2020
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 403,205	Undivided interest of 13.56% in a repurchase agreement (principal amount/value $2,973,387 with a maturity value of $2,973,413) with Bank of America Securities Inc, 0.08%, dated 12/31/20 to be repurchased at $403,205 on 1/4/21 collateralized by various U.S. Government Agency securities, 1.50% - 3.50%, 2/1/48 - 1/1/51, with a value of $3,032,855.(d)	$ 403,205
TOTAL SHORT TERM INVESTMENTS — 1.42% (Cost $17,824,886)		$ 17,824,886
TOTAL INVESTMENTS — 101.20% (Cost $1,003,617,354)		$1,273,677,846
OTHER ASSETS & LIABILITIES, NET — (1.20)%		$ (15,127,410)
TOTAL NET ASSETS — 100.00%		$1,258,550,436
(a)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of the security is on loan at December 31, 2020.
(d)	Collateral received for securities on loan.
(e)	Rate shown is the 7-day yield as of December 31, 2020.
ADR	American Depositary Receipt
LP	Limited Partnership
REIT	Real Estate Investment Trust
At December 31, 2020, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BB	EUR	1,485,000	USD	1,808,558	March 17, 2021	$8,583
BB	USD	392,103	GBP	291,000	March 17, 2021	(6,043)
CIT	USD	4,374,589	EUR	3,592,000	March 17, 2021	(20,812)
CIT	USD	12,765,304	GBP	9,471,700	March 17, 2021	(193,894)
HSB	USD	7,495,038	EUR	6,152,900	March 17, 2021	(34,044)
HSB	USD	10,915	GBP	8,100	March 17, 2021	(167)
MS	EUR	1,320,900	USD	1,608,545	March 17, 2021	7,793
SSB	USD	4,291,907	EUR	3,524,500	March 17, 2021	(20,897)
UBS	GBP	2,754,500	USD	3,712,680	March 17, 2021	56,032
UBS	USD	3,322,526	EUR	2,728,100	March 17, 2021	(15,752)
WES	USD	1,161,635	EUR	953,800	March 17, 2021	(5,496)
					Net Depreciation	$(224,697)
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Schedule of Investments
As of December 31, 2020
Counterparty Abbreviations:
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
HSB	HSBC Bank USA
MS	Morgan Stanley & Co LLC
SSB	State Street Bank
UBS	UBS AG
WES	Westpac Banking
Currency Abbreviations
EUR	Euro Dollar
GBP	British Pound
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2020
Great-West Large Cap Value Fund
ASSETS:
Investments in securities, fair value (including $23,374,150 of securities on loan)(a)	$1,255,852,960
Repurchase agreements, fair value(b)	17,824,886
Cash	19,061,570
Cash denominated in foreign currencies, fair value(c)	538,458
Dividends and interest receivable	1,644,402
Subscriptions receivable	114,711
Receivable for investments sold	4,030,917
Unrealized appreciation on forward foreign currency contracts	72,408
Total Assets	1,299,140,312
LIABILITIES:
Payable for director fees	5,258
Payable for investments purchased	1,789,955
Payable for other accrued fees	53,971
Payable for shareholder services fees	59,444
Payable to investment adviser	647,263
Payable upon return of securities loaned	24,539,886
Redemptions payable	13,196,994
Unrealized depreciation on forward foreign currency contracts	297,105
Total Liabilities	40,589,876
NET ASSETS	$1,258,550,436
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$16,628,099
Paid-in capital in excess of par	968,979,102
Undistributed/accumulated earnings	272,943,235
NET ASSETS	$1,258,550,436
NET ASSETS BY CLASS
Investor Class	$43,774,221
Institutional Class	$1,060,676,286
Investor II Class	$154,099,929
CAPITAL STOCK:
Authorized
Investor Class	30,000,000
Institutional Class	500,000,000
Investor II Class	55,000,000
Issued and Outstanding
Investor Class	1,984,350
Institutional Class	149,303,337
Investor II Class	14,993,300
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$22.06
Institutional Class	$7.10
Investor II Class	$10.28
(a) Cost of investments	$985,792,468
(b) Cost of repurchase agreements	$17,824,886
(c) Cost of cash denominated in foreign currencies	$536,578
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2020
Great-West Large Cap Value Fund
INVESTMENT INCOME:
Interest	$40,943
Income from securities lending	85,096
Dividends	33,389,478
Foreign withholding tax	(403,964)
Total Income	33,111,553
EXPENSES:
Management fees	7,048,121
Shareholder services fees – Investor Class	137,492
Shareholder services fees – Investor II Class	485,791
Audit and tax fees	36,778
Custodian fees	45,610
Director's fees	19,181
Legal fees	5,729
Pricing fees	862
Registration fees	72,296
Shareholder report fees	15,245
Transfer agent fees	12,914
Other fees	4,691
Total Expenses	7,884,710
Less amount reimbursed by investment adviser - Investor II Class	208,116
Less amount waived by investment adviser	128,432
Net Expenses	7,548,162
NET INVESTMENT INCOME	25,563,391
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	57,325,754
Net realized gain on futures contracts	235,000
Net realized loss on forward foreign currency contracts	(1,557,402)
Net Realized Gain	56,003,352
Net change in unrealized depreciation on investments and foreign currency translations	(7,452,719)
Net change in unrealized appreciation on forward foreign currency contracts	180,910
Net Change in Unrealized Depreciation	(7,271,809)
Net Realized and Unrealized Gain	48,731,543
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,294,934
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West Large Cap Value Fund	2020	2019
OPERATIONS:
Net investment income	$25,563,391	$20,472,693
Net realized gain	56,003,352	63,731,607
Net change in unrealized appreciation (depreciation)	(7,271,809)	130,576,764
Net Increase in Net Assets Resulting from Operations	74,294,934	214,781,064
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(741,360)	(7,582,365)
Class L(a)	-	(346,588)
Institutional Class	(76,456,976)	(103,220,509)
Investor II Class(b)	(7,022,057)	(4,800,685)
From Net Investment Income and Net Realized Gains	(84,220,393)	(115,950,147)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	9,750,084	26,988,156
Class L(a)	-	449,788
Institutional Class	183,175,579	615,305,686
Investor II Class(b)	37,307,628	3,058,266
Shares issued in reinvestment of distributions
Investor Class	741,360	7,582,365
Class L(a)	-	346,588
Institutional Class	76,456,976	103,220,509
Investor II Class(b)	7,022,057	4,800,685
Shares issued in connection with fund reorganization
Investor Class	N/A	46,529,694
Institutional Class	N/A	536,262,410
Investor II Class(b)	N/A	172,387,708
Shares redeemed
Investor Class	(14,169,954)	(272,495,788)
Class L(a)	-	(4,950,675)
Institutional Class	(306,036,392)	(701,244,228)
Investor II Class(b)	(54,938,648)	(20,318,222)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(60,691,310)	517,922,942
Total Increase (Decrease) in Net Assets	(70,616,769)	616,753,859
NET ASSETS:
Beginning of year	1,329,167,205	712,413,346
End of year	$1,258,550,436	$1,329,167,205
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West Large Cap Value Fund	2020	2019
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	562,503	1,333,943
Class L(a)	-	49,564
Institutional Class	31,545,560	85,347,901
Investor II Class(b)	4,145,117	295,003
Shares issued in reinvestment of distributions
Investor Class	34,987	368,048
Class L(a)	-	39,661
Institutional Class	11,282,797	14,098,826
Investor II Class(b)	717,430	461,604
Shares issued in connection with fund reorganization
Investor Class	N/A	2,270,346
Institutional Class	N/A	74,807,159
Investor II Class(b)	N/A	17,238,771
Shares redeemed
Investor Class	(717,065)	(13,355,562)
Class L(a)	-	(569,185)
Institutional Class	(45,224,935)	(96,707,625)
Investor II Class(b)	(5,912,127)	(1,952,498)
Net Increase (Decrease)	(3,565,733)	83,725,956
(a)	Class L closed on October 25, 2019.
(b)	Investor II Class inception date was October 25, 2019.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2020	$21.65	0.36	0.42	0.78	(0.01)	(0.36)	(0.37)	$22.06	3.71%
12/31/2019	$17.97	0.44	4.27	4.71	(0.18)	(0.85)	(1.03)	$21.65	26.53%
12/31/2018	$21.13	0.44	(2.43)	(1.99)	(0.06)	(1.11)	(1.17)	$17.97	(9.52%)
12/31/2017	$19.16	0.40	2.69	3.09	(0.18)	(0.94)	(1.12)	$21.13	16.22%
12/31/2016	$16.80	0.37	2.76	3.13	(0.12)	(0.65)	(0.77)	$19.16	18.75%
Institutional Class
12/31/2020	$ 7.36	0.14	0.12	0.26	(0.16)	(0.36)	(0.52)	$ 7.10	4.05%
12/31/2019	$ 6.77	0.19	1.57	1.76	(0.32)	(0.85)	(1.17)	$ 7.36	26.92%
12/31/2018	$ 8.93	0.22	(1.01)	(0.79)	(0.26)	(1.11)	(1.37)	$ 6.77	(9.15%)
12/31/2017	$ 8.80	0.22	1.21	1.43	(0.36)	(0.94)	(1.30)	$ 8.93	16.56%
12/31/2016	$ 8.20	0.21	1.33	1.54	(0.29)	(0.65)	(0.94)	$ 8.80	19.16%
Investor II Class
12/31/2020	$10.38	0.19	0.18	0.37	(0.11)	(0.36)	(0.47)	$10.28	3.89%
12/31/2019 (d)	$10.00	0.05	0.63	0.68	(0.06)	(0.24)	(0.30)	$10.38	6.85% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
12/31/2020	$ 43,774	1.05%	0.96%	1.87%	33%
12/31/2019	$ 45,553	0.87%	0.83%	2.19%	28%
12/31/2018	$ 206,479	0.85%	0.82%	2.09%	22%
12/31/2017	$ 277,957	0.85%	0.83%	1.97%	25%
12/31/2016	$ 292,467	0.85%	0.84%	2.12%	26%
Institutional Class
12/31/2020	$1,060,676	0.62%	0.61%	2.22%	33%
12/31/2019	$1,117,066	0.52%	0.51%	2.50%	28%
12/31/2018	$ 502,097	0.48%	0.47%	2.46%	22%
12/31/2017	$ 605,736	0.49%	0.47%	2.34%	25%
12/31/2016	$ 529,402	0.49%	0.49%	2.48%	26%
Investor II Class
12/31/2020	$ 154,100	0.99%	0.81%	2.02%	33%
12/31/2019 (d)	$ 166,549	1.04% (g)	0.84% (g)	2.37% (g)	28%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Investor II Class inception date was October 25, 2019.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST LARGE CAP VALUE FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Large Cap Value Fund (the Fund) are included herein. The investment objective of the Fund is to seek capital growth and current income. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Investor II Class and Institutional Class. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.

Annual Report - December 31, 2020

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2020, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Convertible Bonds	$ —	$ 1,729,571	$ —	$ 1,729,571
Common Stock	1,180,638,759	38,541,749	—	1,219,180,508
Convertible Preferred Stock	2,681,413	20,449,241	—	23,130,654
Preferred Stock	—	5,097,227	—	5,097,227
Government Money Market Mutual Funds	6,715,000	—	—	6,715,000
Short Term Investments	—	17,824,886	—	17,824,886
Total investments, at fair value:	1,190,035,172	83,642,674	0	1,273,677,846
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	72,408	—	72,408
Total Assets	$ 1,190,035,172	$ 83,715,082	$ 0	$ 1,273,750,254
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(297,105)	—	(297,105)
Total Liabilities	$ 0	$ (297,105)	$ 0	$ (297,105)
(a)	Forward Foreign Currency Contracts are reported at the security’s unrealized appreciation/(depreciation), which represents the change in the contract’s value from trade date
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Annual Report - December 31, 2020

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO). Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$25,250,036	$28,862,281
Long-term capital gain	58,970,357	91,199,014
	$84,220,393	$120,061,295
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments to the accounting treatment of partnerships, adjustments for real estate investment trusts and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$2,519,423
Undistributed long-term capital gains	11,647,316
Capital loss carryforwards	—
Post-October losses	(582,133)
Net unrealized appreciation	259,358,629
Tax composition of capital	$272,943,235
The Fund has elected to defer to the next fiscal year the following Post-October losses:

Annual Report - December 31, 2020

Post-October Ordinary Losses	Post-October Capital Losses
$(582,133)	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2020 were as follows:
Federal tax cost of investments	$1,014,094,520
Gross unrealized appreciation on investments	320,021,434
Gross unrealized depreciation on investments	(60,662,805)
Net unrealized appreciation on investments	$259,358,629
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received, if any. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Annual Report - December 31, 2020

Futures Contracts
The Fund uses futures contracts in order to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 2 futures contracts for the reporting period. At December 31, 2020, there were no futures contracts held.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts amount of $31,486,553 in forward contracts for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2020 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$72,408	Unrealized depreciation on forward foreign currency contracts	$(297,105)
The effect of derivative investments for the year ended December 31, 2020 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Equity contracts (futures contracts)	Net realized gain on futures contracts	$ 235,000
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$(1,557,402)	Net change in unrealized appreciation on forward foreign currency contracts	$180,910

Annual Report - December 31, 2020

3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2020.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$ 72,408	$(21,796)	$—	$—	$ 50,612
Derivative Liabilities (forward contracts)	$(297,105)	$ 21,796	$—	$—	$(275,309)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.61% of the Fund’s average daily net assets up to $1 billion dollars, 0.56% of the Fund's average daily net assets over $1 billion dollars and 0.51% of the Fund's average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.61% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder services fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser has contractually agreed to permanently reimburse expenses and/or pay the Fund if expenses of the Investor II Class exceed 0.81% of the Class's average daily net assets ("Expense Cap"). Under the terms of the expense limitation agreement, the Expense Cap survives the termination of the expense limitation agreement. It may be terminated only upon termination of the Fund’s advisory agreement with GWCM or by the Board of Great-West Funds. The amount reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2020, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$160,300	$138,816	$128,432	$0
The Adviser and Great-West Funds have entered into as sub-advisory agreement with Putnam Investment Management, LLC and T. Rowe Price Associates, Inc. The Adviser is responsible for compensating the Sub-Adviser for its services.
The Adviser is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of and 0.40% of the average daily net asset value on the first $100 million of assets, 0.35% on the next $150 million of assets, and 0.25% on all assets over $250 million on the portion of the Great-West Large Cap Value Fund Putnam manages.

Annual Report - December 31, 2020

Effective April 29, 2020, Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,041,000 for the fiscal year ended December 31, 2020.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $378,433,768 and $492,206,539, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2020, the Fund had securities on loan valued at $23,374,150 and received collateral as reported on the Statement of Assets and Liabilities of $24,539,886 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2020. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Common Stocks	$16,650,730
Convertible Preferred Stock	7,889,156
Total secured borrowings	$24,539,886
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
7.  FUND REORGANIZATION
On October 25, 2019, the Great-West T. Rowe Price Equity Income Fund of Great-West Funds, Inc. (the Target Fund) reorganized into the Fund pursuant to an agreement and plan of reorganization approved by the Board of Directors (the Reorganization). The Reorganization was approved by the shareholders of the Target Fund. The Target Fund was considered the accounting and performance survivor, which means the Fund assumed the performance and financial history of the Target Fund upon completion of the Reorganization. The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes and the Target Fund’s shareholders did not

Annual Report - December 31, 2020

recognize gains or losses for federal income tax purposes as a result of the reorganization. The merger was accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Fund in exchange for shares of the Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund.
Prior to the closing of the reorganization on October 25, 2019, the Target Fund distributed all of its net investment income and capital gains, if any.
Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the reorganization were as follows:
Cost of investments	$ 484,701,707
Investments in securities, fair value	600,034,081
Net unrealized appreciation	115,332,374
For financial reporting purposes, assets received and shares issued by the Target Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Share Transactions
The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization were as follows:
	Shares Outstanding	Net Assets	NAV per Share
Target Fund - Prior to the Reorganization
Investor Class(a)	8,215,409	168,371,912	20.49
Institutional Class	75,641,267	542,240,009	7.17
Class L(a)	464,632	4,015,796	8.64

Acquiring Fund - Prior to the Reorganization
Investor Class	2,973,114	46,529,694	15.65
Institutional Class	55,439,692	536,262,410	9.67
Class L

Acquiring Fund - After the Reorganization
Investor Class	2,270,334	46,529,694	20.49
Investor Class II	17,238,771	172,387,708	10.00
Institutional Class	150,448,673	1,078,502,420	7.17
Class L	-	-	-
(a)Investor Class and Class L shares of the Target Fund converted into Investor II Class shares of the Fund as part of the Reorganization.
Pro Forma Results of Operations
The beginning of the Target Fund's fiscal year was January 1, 2019. Assuming the Reorganization had been completed on January 1, 2019, the beginning of the Fund's current fiscal year, the pro forma results of operations for the year ended December 31, 2019, are as follows:
Net investment income	$ 28,221,037
Net realized and unrealized gain	294,421,998
Net increase in net assets resulting from operations	$ 322,643,035

Annual Report - December 31, 2020

Because the combined investment portfolios have been managed as a single integrated fund since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Fund since the Reorganization was consummated.
8.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
9.  LEGAL PROCEEDINGS
The Fund is a named defendant in a lawsuit assigned to a litigation trustee, which seeks to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the Fund participated. The claims against the Fund were dismissed by the district court and are now pending at the Second Circuit Court of Appeals. The Fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by the district court. The dismissal was affirmed by the Second Circuit Court of Appeals. Plaintiffs have filed a petition for writ of certiorari with the United States Supreme Court that is currently pending. This second action asserts state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. Both suits also seek prejudgment interest.
Management cannot predict the outcome of these lawsuits. The lawsuits allege no misconduct by Great-West Funds or the Fund, and Great-West Funds and the Fund intend to vigorously defend themselves in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have an adverse effect on the Fund’s net asset value. The value of the proceeds received by the Fund in connection with the leveraged buyout is approximately $14,059,000.
10.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Large Cap Value Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2020, 99% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower Retirement, LLC ("Empower"); Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC ("GWCM"); formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company ("GWL&A"); Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 53	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Accounting & Global Middle Office, Empower; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, Empower; Assistant Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 11, 2020. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2019 and $1,026,559 for fiscal year 2020.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2021